                                                                    Exhibit 4.01

                                [VISTACARE LOGO]

                                VistaCare, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    Number                                                        Shares

  VC

   COMMON STOCK                                              CUSIP

THIS CERTIFICATE IS TRANSFERABLE                             SEE REVERSE FOR
 IN CANTON, MA, JERSEY CITY, NJ                              CERTAIN DEFINITIONS
    AND NEW YORK CITY, NY


THIS CERTIFIES that











is the owner of



            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

VistaCare, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and (B)registered by the Transfer Agent and Registrar.

                         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


[SEAL]            Dated:




           /s/ Stephen Lewis                    /s/ Richard R. Slager
           -----------------------------        --------------------------------
           Secretary                            President and Chief Executive
                                                  Officer





COUNTERSIGNED AND REGISTERED:
          EquiServe Trust Company, N.A.
                                             TRANSFER AGENT
                                             AND REGISTRAR

By                                      AUTHORIZED OFFICER

                                VISTACARE, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common          UNIF GIFT MIN ACT-_______Custodian_______
TEN ENT -as tenants by the entireties                    (Cust)          (Minor)
IT TEN  -as joint tenants with right               under Uniform Gifts to Minors
         of survivorship and not as                Act _________________________
         tenants in common                                       (State)
                                      UNIF TRANS MIN ACT-_______Custodian_______
                                                         (Cust)          (Minor)
                                               under Uniform Transfers to Minors
                                                   Act _________________________
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.


     For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, ____________________


                           _____________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

  SIGNATURE(S) GUARANTEED: _____________________________________________________
                           THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-18.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


       AMERICAN BANK NOTE COMPANY
      55TH STREET AT SANSOM STREET
         PHILADELPHIA, PA 19139
             (215) 764-8600
    SALES:  DAN BURNS:  617-786-7600
/NET/BANKNOTE/HOME 12/V/VistaCare H 74140


PRODUCTION COORDINATOR: JOCELYN WHITAKER: 215-764-6823
             PROOF OF AUGUST 6, 2002
                 VISTACARE, INC.
                  H 74140 BACK
     OPERATOR:                              lr
                      NEW